EXHIBIT 31.1
CERTIFICATION
I, Garold Spindler, certify that:
1. I have reviewed this Annual Report on Form 10-K

of Coronado Global Resources Inc.;
2. Based on my

knowledge, this report

does not contain

any untrue statement

of a material fact

or omit to state
a

material

fact

necessary

to

make

the

statements

made,

in

light

of

the

circumstances

under

which

such
statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in

all material

respects the

financial condition,

results of

operations and

cash flows

of the

registrant as
of, and for, the periods presented

in this report;
4. The

registrant’s other certifying

officer and I

are responsible

for establishing and

maintaining disclosure

controls
and procedures (as

defined in Exchange

Act Rules 13a-15(e) and

15d-15(e)) and internal

control over financial
reporting (as defined in Exchange Act Rules 13a-15(f)

and 15d-15(f) for the registrant and have:
(a) Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and
procedures

to

be

designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the
registrant, including

its consolidated

subsidiaries, is

made known

to us

by others

within those

entities,
particularly during the period in which this report is being prepared;
(b) Designed such internal control over financial reporting,

or caused such internal control over financial
reporting to be designed under our

supervision, to provide reasonable assurance regarding the reliability of financial reporting

and the preparation

of financial statements

for external purposes in

accordance with
generally accepted accounting principles;
(c) Evaluated the

effectiveness of

the registrant’s

disclosure controls

and procedures

and presented

in
this report our

conclusions about

the effectiveness

of the disclosure

controls and

procedures, as of

the
end of the period covered by this report based on such

evaluation; and
(d) Disclosed

in

this

report

any

change

in

the

registrant’s

internal

control

over

financial

reporting

that
occurred during the

registrant’s most recent fiscal

quarter (the registrant’s fourth

fiscal quarter in

the case
of an

Annual Report)

that has

materially affected or

is reasonably

likely to

materially affect, the

registrant’s
internal control over financial reporting; and
5. The registrant’s

other certifying

officer and I

have disclosed,

based on

our most

recent evaluation

of internal
control over

financial reporting,

to the

registrant’s

auditors and

the audit

committee of

the registrant’s

board of
directors (or persons performing the equivalent functions):
(a) All significant deficiencies and material weaknesses in

the design or operation of internal

control over
financial

reporting

which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to

record,
process, summarize and report financial information; and
(b) Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a
significant role in the registrant’s internal control over financial reporting.
Date: February 22, 2022 /s/ Garold Spindler
Garold Spindler
Managing Director and Chief Executive Officer